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                                                                  Exhibit 10.17




                                                                  Warrant No. 1

NEITHER THIS WARRANT NOR THE UNITS ISSUABLE UPON EXERCISE HEREOF MAY BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, ENCUMBRANCE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF THE SUBSCRIPTION AGREEMENT DATED AS OF APRIL 1, 1998 (A COPY OF WHICH IS ON FILE WITH PRICELINE.COM LLC (TOGETHER WITH ITS SUCCESSORS, THE "COMPANY") AND WHICH SHALL BE MAILED TO THE HOLDER HEREOF WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT BY THE COMPANY OF A WRITTEN REQUEST THEREFOR FROM SUCH HOLDER) AND
THE LLC AGREEMENT REFERENCED THEREIN. IN ADDITION TO THE RESTRICTIONS ON TRANSFER SET FORTH OR REFERRED TO IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, ENCUMBRANCE, HYPOTHECATION OR OTHER DISPOSITION OF THIS WARRANT OR THE UNITS ISSUABLE UPON EXERCISE HEREOF MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THEIR RULES AND REGULATIONS IN EFFECT THEREUNDER (THE "ACT"), AND ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS OR (B) IF SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, ENCUMBRANCE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF THE ACT AND, IF REQUIRED BY THE COMPANY, THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THAT EFFECT. THE HOLDER OF THIS WARRANT, BY ACCEPTANCE HEREOF, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF THE AFORESAID AGREEMENTS.

                              PRICELINE.COM LLC

              (Organized under the laws of the State of Delaware)

        Void after 5:00 p.m., New York City time, on April 15, 2003

                  Warrant for the Purchase of 50,000 Units

     FOR VALUE RECEIVED, PRICELINE.COM LLC, a Delaware limited liability company (the "Company"), hereby certifies that

                    -------------ANDRE JAECKLE--------------

(the "Holder") is entitled, subject to the provisions of this warrant (the "Warrant"), to purchase from the Company, at any time, or from time to time during the period commencing at 9:00 a.m. New York City local time on April 15, 1998 (the "Base Date"), and expiring at 5:00 p.m. New York City

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local time on April 15, 2003 (the "Termination Date") up to FIFTY THOUSAND
UNITS of the Company at a price of $1.00 per Unit (such exercise price per unit, as adjusted, being hereinafter referred to as the "Exercise Price").

The term "Unit" means the Units of the Company as constituted on the Base Date, together with any other equity securities that may be issued by the Company in addition thereto or in substitution therefor. The number of Units to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The Units deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Units".

        Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

        The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be paid, subject to all of the conditions, limitations and provisions set forth herein.

        1. Exercise of Warrant. This Warrant may be exercised in whole or in part at any time, or from time to time, during the period commencing at 9:00 a.m. New York City local time, on the Base Date and expiring at 5:00 p.m., New york City local time, on the Termination Date or if such day is a day on which banking institutions in the City of New York are authorized by law to close, then on the next succeeding day that shall not be such a day, by presentation and surrender hereof to the Company at its principal office with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company), of the Exercise Price for the number of Units specified in such Form and instruments of transfer, if appropriate, duly executed by the Holder or his or her duly authorized attorney. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Units purchasable hereunder. Upon receipt by the Company of this Warrant, together with the Exercise Price, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Units issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or that certificates representing such Units shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Units on exercise of this Warrant.

        2. Reservation of Units. The Company will at all times reserve for issuance and delivery upon exercise of this Warrant all Units or other equity securities of the Company (and other securities and property) from time to time receivable upon exercise of this Warrant. All such Units (and other securities and property) shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable and free of all preemptive rights.

        3.  Restrictions Upon Transferability of Warrant and Warrant Stock:
Transfer to Comply with the Securities Act of 1933 and the Subscription Agreement. Neither this Warrant nor the


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Warrant Units issuable upon exercise of this Warrant have been registered under the Securities Act of 1933, as amended (the "Act"). Holders hereof and thereof shall be subject to such restrictions upon the sale or other disposition thereof, all as more fully set forth in or referred to in the Subscription Agreement of even date herewith between the Company and the Holder (the "Subscription Agreement") and the Limited Liability Company Agreement of the Company dated as of July 18, 1997 (as same may be amended, the "LLC Agreement"). The Subscription Agreement and the LLC Agreement are incorporated by reference as an integral part of this Warrant.

    4. Exchange, Transfer, Assignment of Loss of Warrant. This Warrant cannot be exchanged, transferred or assigned otherwise than in accordance with the provisions of the Subscription Agreement and the LLC Agreement. If the provisions of the Subscription Agreement are complied with, upon surrender of this Warrant to the Company with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the heir, devisee or assignee named in such instrument of assignment and this Warrant shall promptly be cancelled.

     5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a Unitholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

     6. Redemption. This Warrant is not redeemable by the Company.

     7. Adjustment of Exercise Price and Number and Kind of Securities Purchasable upon Exercise of Warrant.

        (a) Definitions. As used in this Agreement, the following terms have the following respective meanings:

            (i) "Options" means any right, option, or warrant to subscribe for, purchase, or otherwise acquire Units or Convertible Securities.

            (ii) "Convertible Securities" means any evidences of indebtedness, units or other securities directly or indirectly convertible into or exchangeable for Units.

            (iii) "Issue" means to grant, issue, sell assume, or fix a record date for determining persons entitled to receive, any security (including Options), whichever of the foregoing is the first to occur.

            (iv) "Additional Units" means all Units (including reissued
Units) issued (or deemed to be issued pursuant to Section 7(b)) after the date of issuance of this Warrant.

        (b) Deemed Issuance of Additional Units. The Units issuable upon exercise of an Option (including the Units issuable upon conversion or exercise of a Convertible Security issuable pursuant to an Option) are deemed to be Issued when the Option is Issued. The Units ultimately issuable upon conversion or exercise of a Convertible Security (other than a Convertible Security



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Issued pursuant to an Option) shall be deemed Issued upon issuance of the
Convertible Security. The maximum amount of Units issuable is determined without regard to any future adjustments permitted under the instrument creating the Options or Convertible Securities.

          (c)  Adjustment of Exercise Price for Diluting Issuances.

               (i) Weighted Average Adjustment. If the Company issues Additional Units after the date of this Agreement and the consideration per share of Additional Units (determined pursuant to Section 7(h)) is less than the Exercise Price in effect immediately before such Issue, the Exercise Price in effect immediately before such issue shall be reduced, concurrently with such Issue, to a price (calculated to the nearest cent) determined by multiplying the Exercise Price by a fraction:

                      (A) the numerator of which is the number of Units outstanding immediately before such Issue plus the number of Units that the aggregate consideration received by the Company for such Additional Units would purchase at the Exercise Price in effect immediately before such Issue, and

                      (B) the denominator of which is the number of Units outstanding immediately before such Issue plus the number of such Additional Units.

               (ii) Adjustment of Number of Units. Upon each adjustment of the Exercise Price, the number of Units issuable upon exercise of this Warrant shall be increased to equal the quotient obtained by dividing (a) the product resulting from multiplying (i) the number of Units issuable upon exercise of this Warrant and (ii) the Exercise Price, in each case as in effect immediately before such adjustment, by (b) the adjusted Exercise Price.

               (iii)  Securities Deemed Outstanding. For the purpose of this
Section 7(c), all securities issuable upon exercise of any outstanding Convertible Security or Options, warrants, or other rights to acquire securities of the Company shall be deemed to be outstanding.

          (d) No Adjustment for Issuances Following Deemed Issuances. No adjustment to the Exercise Price shall be made upon the exercise of Options or conversion of Convertible Securities.

          (e) Adjustment Following Changes in Terms of Options or Convertible Securities. If the consideration payable to, or the amount of Units Issuable by, the Company increases or decreases, respectively, pursuant to the terms of any outstanding Options or Convertible Securities, the Exercise Price shall be recomputed to reflect such increase or decrease. The recomputation shall be made as of the time of the issuances of the Options or Convertible Securities. Any changes in the Exercise Price that occurred after such issuance because Additional Units were issued or deemed Issued shall also be recomputed.

          (f) Recomputation Upon Expiration of Options or Convertible Securities. The Exercise Price computed upon the original Issue of any Options or Convertible Securities, and any


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subsequent adjustments based thereon, shall be recomputed when any Options or rights of conversion under Convertible Securities expires without having been exercised. In the case of Convertible Securities or Options for Units, the Exercise Price shall be recomputed as if the only Additional Units were the Units actually Issued upon the exercise of such securities, if any, and as if the only consideration received therefor was the consideration actually received upon the Issue, exercise or conversion of the Options or Convertible Securities. In the case of Options for Convertible Securities, the Exercise Price for this Warrant shall be recomputed as if the only Convertible Securities Issued were the Convertible Securities actually Issued upon the exercise thereof, if any, and as if the only consideration received therefor was the consideration actually received by the Company (determined pursuant to Section 7(i)), if any, upon the Issue of the Options for the Convertible Securities.

      (g) Limit on Readjustments. No readjustment of the Exercise Price for this Warrant pursuant to Section 7(e) or 7(f) shall increase the Exercise Price more than the amount of any decrease made in respect of the Issue of any Options or Convertible Securities.

      (h) Computation of Consideration. The consideration received by the Company for the Issue of any Additional Units shall be computed as follows:

          (i) Cash. Cash shall be valued at the amount of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends.

          (ii) Property. Property other than cash shall be computed at the fair market value thereof at the time of the Issue as determined in good faith by [the Board of Managers] of the Company.

          (iii) Mixed Consideration. The consideration for Additional Units Issued together with other property of the Company for consideration that covers both shall be determined in good faith by the Board of Managers of the Company.

          (iv) Options and Convertible Securities. The consideration per Additional Unit for Options and Convertible Securities shall be determined by dividing:

               (A) the total amount, if any, received or receivable by the Company for the Issue of the Options or Convertible Securities, plus the minimum amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon exercise of the Options or conversion of the Convertible Securities, by

              (B) the maximum amount of Units (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) ultimately Issuable upon the exercise of such Options or the conversion of such Convertible Securities.

      (i) Unit Distributions. In case at any time the Company shall declare a dividend

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or make any other distribution upon any Units of the Company which is payable in Unit or Convertible Securities, any Units or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

     (j) Subdivision or Combination of Units. In case the Company shall at any time subdivide the outstanding Units into a greater number of Units, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Units issuable upon exercise of this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in case the outstanding Units shall be combined at any time into a smaller number of Units, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Units issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately reduced.

     (k) Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, etc. In case the Company (i) consolidates with or merges into any other entity and is not the continuing or surviving entity of such consolidation or merger, or (ii) permits any other entity to consolidate with or merge into the Company and the Company is the continuing or surviving Company but, in connection with such consolidation or merger, the Units are changed into or exchanged for units or other securities of any other entity or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other entity, or (iv) effects a reorganization or reclassification of the equity of the Company in such a way that holders of Units shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Units, then, and in each such case, proper provision shall be made so that, upon the exercise of this Warrant at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, each Holder shall be entitled to receive (at the aggregate Exercise Price in effect for Units issuable upon such exercise of this Warrant immediately prior to such consummation), in lieu of Units issuable upon such exercise of this Warrant prior to such consummation, the stock and other securities, cash and assets to which such Holder would have been entitled upon such consummation if such Holder had so exercised this Warrant immediately prior thereto (subject to adjustments subsequent to such action as nearly equivalent as possible to the adjustments provided for in this Section 7).

     (l) Notice of Adjustment. Whenever the number of Units issuable upon the exercise of this Warrant or the Exercise Price for this Warrant is adjusted, as provided in this Section 7, the Company shall prepare and mail to each Holder a certificate setting forth (i) the Exercise Price and the number of Units issuable upon the exercise of this Warrant after such adjustment, (ii) a brief statement of the facts requiring such adjustment and (iii) the computation by which such adjustment was made.

     (m) No Change of Warrant Necessary. Irrespective of any adjustment in the Exercise Price for this Warrant or in the number or kind of securities issuable upon exercise of this Warrant, unless the Holder of this Warrant otherwise requests, this Warrant may continue to express the same price and number and kind of Units as are stated in this Warrant as initially issued.

     (n) Treasury Units. The number of Units outstanding at any given time shall not include Units owned or held by or for the account of the Company. The disposition of any Units


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owned or held by or for the account of the Company shall be considered an issue of Units for the purposes of this Section 7.

          (o)  Certain Adjustment Rules.

               (i) The provisions of this Section 7 shall similarly apply to successive transactions.

               (ii) If the Company shall declare any distribution referred to in Section 7(i) and if any Holder exercises all or any part of this Warrant after such declaration but before the payment of such distribution, the Company may elect to defer, until the payment of such distribution, issuing to such Holder the Units issuable upon such exercise of this Warrant on the basis of the applicable Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to each such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional Units upon the payment of such distribution.

               (iii) If the Company shall declare any distribution referred to in Section 7(i) and shall legally abandon such distribution prior to payment, then no adjustment shall be made pursuant to this Section 7 in respect of such declaration.

          (p) Exceptions to Adjustment to Purchase Price. Notwithstanding anything herein to the contrary, no adjustment to the Exercise Price for this Warrant or the number of Units issuable upon exercise of this Warrant shall be made in the case of the following:

               (i) the issuance of any Units upon any exercise of this Warrant or any adjustment of the Exercise Price for this Warrant;

               (ii) the grant of issuance of Options to purchase Units to employees, officers or directors of the Company; and

               (iii) the issuance of any Units upon the exercise of any Options outstanding as of the date hereof.

     8. Legend. Upon exercise of this Warrant and the issuance of any of the Warrant Units hereunder, all certificates representing Units shall bear on the face thereof substantially the following legends, insofar as is consistent with Delaware Law:

         "The Units represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of, unless registered pursuant to the provisions of that Act or an opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration."

     9. Applicable Law. This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Connecticut.

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     10. Notice.  Notices and other communications to be given hereunder shall be given in accordance with the Subscription Agreement.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, by its duly authorized officer.

                                              PRICELINE.COM LLL

                                              By  /s/ Jay Walker
                                                 --------------------------
                                                      Jay Walker
                                                      Its President

Dated: April 15, 1998


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                         WARRANT EXERCISE FORM

The undersigned hereby irrevocably elects to exercise to the extent of purchasing _________ Units of PriceLine.com LLC and hereby makes payment at the rate of $_______ per share or an aggregate of $_________ in payment therefor.



                                     ____________________________
                                     Name of Registered Holder

                                     ____________________________
                                     Signature

                                     ____________________________
                                     Signature, if held jointly

                                     ____________________________
                                     Date


                          INSTRUCTIONS FOR ISSUANCE OF UNITS

            (If other than to the registered holder of the within warrant)

Name_______________________________________________________________________
                    (Please typewrite or print in block letters)

Address____________________________________________________________________

___________________________________________________________________________

Social Security or Taxpayer Identification Number__________________________

                           ASSIGNMENT FORM

                   The Holder hereby assigns and transfers unto

Name_______________________________________________________________________
                    (Please typewrite or print in block letters)

Address____________________________________________________________________

___________________________________________________________________________

the right to purchase Units of PriceLine.com LLC represented by this Warrant to the extent of ____ Units as to which such right is exercisable and does hereby irrevocably constitute and appoint ____________ Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

DATED:________________________           ____________________________
                                         Name of Registered Holder

                                         ____________________________
                                         Signature

                                         ____________________________
                                         Signature, if held jointly

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